Execution Version

FIRST AMENDMENT
TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
DATED AS OF APRIL 15, 2019
AMONG
OASIS PETROLEUM NORTH AMERICA LLC,
AS BORROWER,
THE GUARANTORS PARTY HERETO,
WELLS FARGO BANK, N.A.,
AS ADMINISTRATIVE AGENT AND ISSUING BANK,
AND
THE LENDERS PARTY HERETO

FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”) dated as of April 15, 2019, is among OASIS PETROLEUM NORTH AMERICA LLC, a Delaware limited liability company (the “Borrower”); the Guarantors party hereto (the “Guarantors” and collectively with the Borrower, the “Credit Parties”); each of the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”) party hereto; and WELLS FARGO BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and as the issuing bank (in such capacity, the “Issuing Bank”).
R E C I T A L S:
A.Parent, OP LLC, the Borrower, the Administrative Agent and the Lenders are parties to that certain Third Amended and Restated Credit Agreement dated as of October 16, 2018 (as amended, amended and restated, restated, supplemented or otherwise modified, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.    The Borrower, the Guarantors, the Administrative Agent and the Lenders party hereto desire to amend certain provisions of the Credit Agreement as set forth herein effective as of the First Amendment Effective Date (as defined below).
C.    Furthermore, the Administrative Agent and the Required Lenders desire to reaffirm the Borrowing Base at $1,600,000,000 after giving effect to the amendments contained in this First Amendment.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this First Amendment. Unless otherwise indicated, all section references in this First Amendment refer to sections of the Credit Agreement.
Section 2.    Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the conditions precedent contained in Section 4 hereof, the Credit Agreement (other than the schedules and exhibits thereto) is hereby amended to read in its entirety as set forth on Exhibit A attached hereto.
Section 3.    Borrowing Base Redetermination. Pursuant to Section 2.07 of the Credit Agreement, the Administrative Agent and the Required Lenders agree that for the period from and including the First Amendment Effective Date to but excluding the next Redetermination Date following the First Amendment Effective Date, the amount of the Borrowing Base shall be equal to $1,600,000,000. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 2.07(e), Section 8.13(c), Section 9.12(d), Section 9.12(e) or Section 9.12(f). The parties hereto agree that the redetermination provided for herein shall constitute the April 1, 2019 Scheduled Redetermination. For the avoidance of doubt, the next Scheduled Redetermination shall be the October 1, 2019 Scheduled Redetermination.
Section 4.    Conditions Precedent. This First Amendment shall become effective as of the date when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “First Amendment Effective Date”):
4.1    Executed Counterparts of First Amendment. The Administrative Agent shall have received from the Borrower, each Guarantor and each of the Lenders counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment signed on behalf of such Person.
4.2    Swingline Notes. To the extent requested by a Swingline Lender, the Administrative Agent shall have received duly executed promissory notes with respect to the Swingline Loans payable to each Swingline Lender in a principal amount equal to its commitment to make Swingline Loans as of the First Amendment Effective Date.
4.3    Mortgages. The Administrative Agent shall have received from the Borrower duly executed and notarized mortgages and/or mortgage supplements in form and substance reasonably satisfactory to the Administrative Agent so that, after giving effect to the recording of such mortgages and/or mortgage supplements, the Administrative Agent shall be reasonably satisfied that it has first priority, perfected Liens (subject only to Excepted Liens identified in clauses (a) to (d) and (f) of the definition thereof, but subject to the provisos at the end of such definition) on at least 85% of the total value of the Oil and Gas Properties evaluated in the Reserve Report most recently delivered pursuant to Section 8.12(a) of the Credit Agreement.
4.4    Title Information. The Administrative Agent shall have received title information satisfactory to the Administrative Agent setting forth the status of title to at least 80% of the total value of the Oil and Gas Properties evaluated in the most recently delivered Reserve Report.
4.5    No Default. No Default shall have occurred and be continuing as of the date hereof prior to and after giving effect to the terms of this First Amendment.
4.6    Further Assurances. The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.
The Administrative Agent is hereby authorized and directed to declare this First Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 5.    Miscellaneous.
5.1    Confirmation and Effect. The provisions of the Credit Agreement, as amended by this First Amendment, shall remain in full force and effect following the effectiveness of this First Amendment. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.
5.2    No Waiver. Neither the execution by the Administrative Agent or the Lenders of this First Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any Defaults or Events of Default which may exist, which may have occurred prior to the date of the effectiveness of First Amendment or which may occur in the future under the Credit Agreement and/or the other Loan Documents. Similarly, nothing contained in this First Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Default or Event of Default, (b) except as expressly provided herein, amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument.
5.3    Ratification and Affirmation; Representations and Warranties. Each Credit Party hereby (a) acknowledges the terms of this First Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, the Guaranty and Security Agreement, the Mortgages and each other Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this First Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects) as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.
5.4    Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.
5.5    No Oral Agreement. This First Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.
5.6    GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
5.7    Payment of Expenses. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this First Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
5.8    Severability. Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
5.9    Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
5.10    Loan Document. This First Amendment shall constitute a “Loan Document” under and as defined in Section 1.02 of the Credit Agreement.
5.11    No Novation. The parties hereto agree that this First Amendment (including Exhibit A attached hereto) does not in any way constitute a novation of the existing Credit Agreement, but is an amendment of the Credit Agreement.
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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

BORROWER:	OASIS PETROLEUM NORTH AMERICA LLC

By:
Name:    Michael Lou
Title:    Executive Vice President and Chief
Financial Officer

GUARANTORS:	OASIS PETROLEUM INC.
OASIS PETROLEUM LLC
OASIS PETROLEUM MARKETING LLC
OASIS WELL SERVICES LLC
OASIS MIDSTREAM SERVICES LLC
OMS HOLDINGS LLC
OASIS PETROLEUM PERMIAN LLC

By:
Name:    Michael Lou
Title:    Executive Vice President and Chief
Financial Officer

OMP GP LLC

By:
Name:    Michael Lou
Title:    President

ADMINISTRATIVE AGENT,
SWINGLINE LENDER,

ISSUING BANK AND LENDER:	WELLS FARGO BANK, N.A.,
as Administrative Agent, Issuing Bank, a Swingline Lender and a Lender

By:
Name:    Edward Pak
Title:    Director

LENDERS:	CITIBANK, N.A., as a Lender

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A.,
as a Swingline Lender and a Lender

By:
Name:
Title:

ROYAL BANK OF CANADA, as a Lender

By:
Name:
Title:

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

COMPASS BANK, as a Lender

By:
Name:
Title:

CANADIAN IMPERIAL BANK OF
COMMERCE, NEW YORK BRANCH,
as a Lender

By:
Name:
Title:

By:
Name:
Title:

ING CAPITAL LLC, as a Lender

By:
Name:
Title:

By:
Name:
Title:

CITIZENS BANK, N.A., as a Lender

By:
Name:
Title:

ZB, N.A. DBA AMEGY BANK, as a Lender

By:
Name:
Title:

BOKF, NA dba Bank of Texas, as a Lender

By:
Name:
Title:

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:
Name:
Title:

COMERICA BANK, as a Lender

By:
Name:
Title:

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH,
as a Lender

By:
Name:
Title:

By:
Name:
Title:

REGIONS BANK, as a Lender

By:
Name:
Title:

IBERIABANK, as a Lender

By:
Name:
Title:

Goldman Sachs Bank USA, as a Lender

By:
Name:
Title:

Morgan Stanley Bank, N.A., as a Lender

By:
Name:
Title:

FIFTH THIRD BANK, as a Lender

By:
Name:
Title:

MIZUHO BANK, LTD., as a Lender

By:
Name:
Title:

US 6264413v.6